Exhibit 10.1

Archax – Subscription Agreement

Subscription Agreement

THIS DEED is made on 29-8-2022 | 13:47 PDT

BY Wave Sync Corp.

(the “Subscriber”)

1	INTRODUCTION

As part of a series A fundraising round, the Subscriber has agreed to invest funds into the Company in return for a certain number of ordinary shares of £0.000001 each (the Shares) in the capital of the Company.

2	SUBSCRIPTION

2.1	The Subscriber hereby applies for the allotment to it of 33,624 of Shares (the Subscription Shares) in the capital of the Company (the Subscription).

2.2	As consideration for the allotment and issue of the Subscription Shares to the Subscriber, the Subscriber will remit to the Company’s account by electronic transfer in cleared funds the aggregate sum of USD$100,000 (the Investment), such payment to be made no later than 20 days following the date of this deed.

2.3	The Subscriber requests and authorise the directors of the Company to enter its name into the Company’s register of members as holder of the Subscription Shares and to send the Subscriber a share certificate in respect of the Subscription Shares issued pursuant to this application.

2.4	The Subscriber hereby confirms that it has not relied on any representations or warranties, written or oral, made at any time by the Company or any of its officers, directors, agents, employees or advisers or any other person in connection with this Subscription or the Company.

2.5	This deed shall be governed by and construed in accordance with the laws of England and Wales.

Archax – Subscription Agreement

This deed has been executed and delivered as a deed on the date shown on the first page.

EXECUTED as a	)	/s/ Jiang Hui
DEED by	)	Jiang Hui
Wave Sync Corp.	)	Authorised Signatory:

acting by an authorised
signatory in the presence of:

Witness:	Signature:	/s/ Xiaoyue Zhang

	Name:	Xiaoyue Zhang

	Address:	19 W 44th ST Suite 1001 New York NY 10036

	Occupation:	Vice President

EXECUTED as a	)
DEED by ARCHAX HOLDINGS LTD		/s/ Andrew Flatt
acting by a director in the presence of:	)	Andrew Flatt
)

Witness:	Signature:	/s/ Simon Barnby

	Name:	Simon Barnby

	Address:	27 Hatton Wall, London

	Occupation:	CMO